Exhibit 99.1

AvidXchange Announces Board Additions and Transitions

--Pre-IPO investors and current Board members Matthew Harris and Wendy Murdock to transition out

--Tech and software business scaling executives Arthur J. Rubado and Oni Chukwu are two new additions to the Board

Charlotte, N.C. – March 26, 2024 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced the appointment of two new Board members – Oni Chukwu and Arthur J. (“A.J.”) Rubado. Mr. Chukwu was elected by the Board to serve as a Class I director of the Company effective upon the resignation of Ms. Murdock. Mr. Rubado was elected by the Board to serve as Class III director of the Company effective upon the resignation of Mr. Harris. Messrs. Chukwu’s and Rubado’s terms will expire at the annual meeting of the Company’s stockholders to be held in 2025 and 2024, respectively. The appointments maintain the number of directors at nine, eight of whom are independent.

Both Messrs. Rubado and Chukwu bring decades of combined strategic, operational and financial expertise spanning both public and private-equity owned software and payments companies at various stages of their corporate lifecycles.

“I am thrilled to have Oni and AJ join our Board of Directors. Given their diverse backgrounds and skill-sets in building companies at-scale within the tech and payments landscape, as well as other industries both domestically and internationally, they bring the right industry, strategy and leadership perspectives as we scale the business to be a $1 billion company, our next big milestone of growth and a target we set out during our 2023 Investor Day,” stated Michael S. Praeger, Chairman and Chief Executive of AvidXchange Holdings.

Among his decades of experience in leadership roles as director, chief executive officer and finance leader across companies and industries, Mr. Chukwu currently serves on the board of directors of Invatron Systems Corp. (a Tailwind Capital company) since July 2020, Opus Agency (an ABRY Partners company) since January 2021, and Pole Star Space Applications Limited since April 2021. Previously, Mr. Chukwu served as Chair of the board of directors of Exago Inc. from 2016 until its sale to Insight Software in October 2021 and also served on the board of directors of Paya (formerly traded on the NASDAQ as "PAYA") from April 2021 through June 2023. From 2013 to 2020, Mr. Chukwu was the Chief Executive Officer of Aventri, a cloud-based enterprise Event Management Software. Mr. Chukwu was an Executive Vice President and the Chief Financial Officer of Triple Point Technology, an enterprise software company, from 2006 to 2013. In addition, Mr. Chukwu served as the Chief Financial Officer of Healthcare Software Synergies before it was acquired by United Healthcare, and at LexBridge Corporation, before it was acquired by PKS. Mr. Chukwu attended the University of New Haven, where he earned an MBA and received an honorary Ph.D. in Business Administration.

“What drew me to AvidXchange was its management and culture, where the growth mindset, customer obsession and team work have combined to build a company that drives innovation as can be seen through its leadership in the software enabled payments space focused on middle market customers. I look forward to playing a role in its future success and partnering with Michael and his team on their journey in building an incredible company,” remarked Oni Chukwu.

Mr. Rubado boasts a diverse skillset managing, leading, advising and investing in companies for three decades. Mr. Rubado has been Managing Partner of iDO Partners since April 2023. Prior to founding iDO Partners, Mr. Rubado served as a Managing Director, Private Equity, and Head of CDPQ U.S. (“CDPQ”). Before joining CDPQ, he was a Managing Director and Operating Partner at Reservoir Capital, where he worked with portfolio company senior management and directors in healthcare, high tech and services. Previously, he was a Director in Kohlberg Kravis Roberts & Co.’s (“KKR”) operating executive group, KKR Capstone, where he worked in portfolio company leadership and transformation roles. Prior to KKR, he was a founding member of executive management for SmartOps Corporation, an enterprise software developer, which was acquired by SAP AG. Earlier in his career, he was a consultant at McKinsey & Company, and worked in project, risk and operations management roles for the Royal Dutch/Shell Group. Mr. Rubado holds a B.S. in Mechanical & Aerospace Engineering with distinction from Cornell University and an M.B.A. with honors from Harvard Business School. He has previously been a board member at Allied Universal, AlixPartners, Sterling Talent, PetSmart/Chewy, Clarios, ClearTrail Real Estate, Constellation Insurance Holdings, ITI Data, MyEyeDr, TeamHealth, USI Insurance Services, and Chairman of ClearCaptions LLC.

“Building a two-sided B2B payments network at scale is hard and expensive, but AvidXchange has done it and in the process built an incredible competitive moat around the middle market segment. And the fact that the Company was uniquely able to capitalize on that edge, tap the capital markets and become adjusted EBITDA profitable thereafter is equally impressive. Given the Company’s financial strength and its innovation pipeline, I am excited to be part of a Board that has provided great oversight and guidance to Michael and his management team,” said Mr. Rubado.

Mr. Chukwu has been appointed to serve on the Company’s Human Capital and Compensation Committee and the Company’s Risk Management Committee, and Mr. Rubado has been appointed to serve on the Company’s Audit Committee and the Company’s Nominating and Corporate Governance Committee.

“I cannot thank Matt Harris enough for being such an amazing partner, mentor and Board member over the last 10 years. His insights and value add have been immeasurable. He believed in me and shared my vision of building a leading B2B software enabled payments company and has been instrumental in our success to date. Bain Capital Ventures, where Matt is a partner, was the first major institutional investor to back AvidXchange in 2015. And here we are since Matt’s appointment to the Board in 2015, building on the success Bain invested in while delivering on various milestones, from going public to delivering growth and profitability with a goal of achieving rule of 40 by 2025. I also want to thank Wendy for her contributions on the Board, serving passionately on the Audit and Risk Management Committees. I wish them all the best,” stated Michael S. Praeger, Chairman and Chief Executive of AvidXchange Holdings, Inc.

Concurrent with the aforementioned additions, AvidXchange announced that Matthew Harris and Wendy Murdock have resigned from the Board and any committees on which they served, effective March 21, 2024. The resignations were motivated, in part, by achievement of the Company’s initial public offering (IPO) milestone, the Company’s continued performance post-IPO, and, in part, to provide them with additional time to pursue their other business interests. Both joined the AvidXchange Board, prior to the Company’s IPO, in connection with the Company’s institutional capital raises.

Neither Matthew Harris’ nor Wendy Murdock’s resignation is the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

About AvidXchange™

AvidXchange is a trusted, leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s Software-as-a-Service ("SaaS") based, end-to-end software and payment platform digitizes and automates the AP workflows for over 8,000 buyer customers, and it has made payments to more than 1,200,000 supplier customers of its buyers over the past five years. Additionally, AvidXchange, Inc. is a licensed money transmitter for US B2B payments, licensed as a Money Transmitter by the New York State Department of Financial Services, as well as all other states that require AvidXchange to have a license.

To learn more about how AvidXchange, and its publicly traded parent AvidXchange Holdings, Inc. (Nasdaq: AVDX), are transforming the way companies pay their bills, visit AvidXchange.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “outlook,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “continue,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, statements related to our positioning to accelerate our success in the new year, our continued strong operational execution, our customers’ perception of the value proposition associated with our products and services, our innovation pipeline, our growth targets and milestones including the achievement of any rule of 40 milestone, our continuing financial strength and competitive position, and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309